                                                                     EXHIBIT 4.2


                     INTERNATIONAL HOUSE OF PANCAKES, INC.
                           525 NORTH BRAND BOULEVARD
                                  THIRD FLOOR
                          GLENDALE, CALIFORNIA  91203



                               November 1, 1996

To the Holder Whose Name
  Appears in the Acceptance
  Form at the End Hereof


          Re:  7.79% Senior Notes due 2002 of
               International House of Pancakes, Inc.
               -------------------------------------

Ladies and Gentlemen:

          Please refer to the Senior Note Purchase Agreements, dated as of November 19, 1992, among International House of Pancakes, Inc. (the "Borrower"), IHOP Corp. ("Holdings") and the several purchasers named in Schedule I thereto (collectively, the "Purchase Agreements"). Capitalized terms used in this letter and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreements.

          International House of Pancakes, Inc. proposes to issue in a private placement $35,000,000 aggregate principal amount of its senior notes (the "New Notes"). The New Notes will be guaranteed by IHOP Realty, IHOP Restaurants, Inc. and IHOP Properties, Inc. (collectively, the "Subsidiaries"), and by Holdings. Borrower and Holdings have entered into that certain Letter Agreement (the "Letter Agreement") with Bank of America Illinois(the "Bank"), dated as of June 30, 1993, as amended by (i) a letter dated July 15, 1993, (ii) the First Amendment to the Letter Agreement dated as of December 31, 1994 and (iii) the Second Amendment to the Letter Agreement dated as of March 11, 1996, which Letter Agreement, as amended, provides for the obligations of Borrower thereunder to be guaranteed by the Subsidiaries.

          In connection with the issuance of the New Notes, the Borrower has requested that you (i) enter into an Intercreditor Agreement in the form attached hereto

November 1, 1996
Page 2


(the "Intercreditor Agreement") and (ii) waive and amend certain covenants in the Purchase Agreements, and you are willing to do so on the terms and conditions set forth herein.

          Subject to the condition that (i) each of the Bank and the purchasers of the New Notes shall enter into the Intercreditor Agreement, (ii) you have received a copy of the form of Senior Note Purchase Agreement relating to the New Notes in substantially final form and (iii) the Letter Agreement shall be amended in substantially the same manner as the Purchase Agreements, you hereby
(x) agree to duly authorize, execute, deliver and perform the Intercreditor Agreement, (y) consent to the amendment of the Purchase Agreements as set forth below and (z) agree to waive any Default or Event of Default resulting from the issuance by the Subsidiaries of guarantees to the Bank (including, without limitation, any Default or Event of Default arising from a breach of Section
11.1 or Section 11.4 of the Purchase Agreements).

          The Purchase Agreements are hereby amended as follows:

          1. Clause (ii) of Section 11.1(I) of the Purchase Agreements is amended and restated in its entirety as follows:

               "(ii) unsecured Debt (other than Additional Permitted Subsidiary Guarantees) of Subsidiaries of Holdings (other than the Borrower) and Subsidiaries of the Borrower not otherwise permitted under Section 11.4(A) does not exceed at any time 15% of Consolidated Tangible Net Worth."

          2. Section 11.4(B) of the Purchase Agreements is amended and restated in its entirety as follows:

               "(B) additional Debt (other than Addition al Permitted Subsidiary Guarantees), provided that the

November 1, 1996
Page 3


sum of the aggregate principal amount of such Debt plus the aggregate principal amount of all other Debt (without duplication) of Holdings, the Borrower and any of their Subsidiaries which is secured by Liens not permitted by Sections 11.1(A) through (H) does not exceed 15% of Consolidated Tangible Net Worth."

          3. Section 12 of the Purchase Agreements is amended to include the following definitions:

               "Additional Permitted Subsidiary Guarantees" shall mean those Guarantees delivered by any Subsidiary Guarantor which guarantees Debt of the Borrower the beneficiaries of which are or become a party to, and thereby agree to undertake and perform the duties, rights and obligations of a party under the Intercreditor Agreement.

               "Intercreditor Agreement" means the Intercreditor Agreement dated as of November 1, 1996 among the 1992 Noteholders (as defined therein),the 1996 Noteholders (as defined therein), Bank of America Illinois and additional creditors which may become a party thereto from time to time, substantially in the form attached hereto as Exhibit I.

               "Subsidiary Guarantors" shall mean collectively IHOP Realty, IHOP Properties, Inc. and IHOP Restaurants, Inc.

          4. The Purchase Agreements are amended to include the Intercreditor Agreement as Exhibit I.

          5. Upon and by virtue of this letter agreement becoming effective as herein contemplated, the failure of the Borrower and Holdings to comply with the provisions of Section 11.1(I) and Section 11.4 of the Purchase Agreements by virtue of the execution and delivery by the Subsidiaries of guarantees to the Bank which constitute an Event of Default under the Purchase Agreements shall be deemed to have been waived by the holders

November 1, 1996
Page 4


of the Notes. The Borrowers and Holdings understand and agree that the waivers contained in this paragraph pertain only to the Event of Defaults herein described and to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Purchase Agreements or to any rights which the holders of the Notes have arising by virtue of any such other actions or matters.

     Except for the specific consent and waiver granted herein, the Purchase Agreements shall continue in full force and effect.

November 1, 1996
Page 5


     If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                         Name:
     Title:                        Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK


By:____________________
   Name:
   Title:

November 1, 1996
Page 5


If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                          Name:
     Title:                         Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

THE FRANKLIN LIFE INSURANCE COMPANY


By:____________________
   Name:
   Title:

November 1, 1996
Page 5

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                          Name:
     Title:                         Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

THE MANUFACTURERS LIFE INSURANCE COMPANY


By:____________________
   Name:
   Title:

November 1, 1996
Page 5


If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                          Name:
     Title:                         Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

THE CANADA LIFE ASSURANCE COMPANY


By:____________________
   Name:
   Title:

November 1, 1996
Page 5

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                          Name:
     Title:                         Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

MODERN WOODMEN OF AMERICA


By:____________________
   Name:
   Title:

November 1, 1996
Page 5


If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this letter shall become a binding agreement between you and the undersigned.

                              Very truly yours,

INTERNATIONAL HOUSE OF        IHOP CORP.
  PANCAKES, INC.


By: _________________         By: _______________
     Name:                          Name:
     Title:                         Title:

     By its execution hereof, each of the undersigned acknowledges and agrees to the terms hereof and confirms that its Guaranty dated as of November 19, 1992 or December 29, 1993, as the case may be, remains in full force and effect:

IHOP RESTAURANTS, INC.        IHOP REALTY CORP.


By: _________________         By: _____________________
    Name:                         Name:
    Title:                        Title:


                              IHOP PROPERTIES, INC.


                              By:  ______________________
                                   Name:
                                   Title:

Accepted as of the date first
above written:

MONY LIFE INSURANCE COMPANY OF AMERICA


By:____________________
   Name:
   Title:

================================================================================


                            INTERCREDITOR AGREEMENT


                         Dated as of November 1, 1996


                                     Among


                           BANK OF AMERICA ILLINOIS


                                      And


                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                     MONY LIFE INSURANCE COMPANY OF AMERICA
                   THE MANUFACTURERS LIFE INSURANCE COMPANY
                      THE FRANKLIN LIFE INSURANCE COMPANY
                       THE CANADA LIFE ASSURANCE COMPANY
                                      and
                           MODERN WOODMEN OF AMERICA

                                      And


                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                      and
                     SECURITY FIRST LIFE INSURANCE COMPANY

                                      And

                               Additional Lenders

================================================================================

                               TABLE OF CONTENTS

Section                    Heading                                      Page
Parties................................................................  1

Recitals...............................................................  1

Section 1.        Definitions..........................................  3

Section 2.        Sharing of Recoveries................................  5

Section 3.        Agreements Among the Creditors.......................  6
   Section 3.1.      Independent Actions by Creditors..................  6
   Section 3.2.      Relation of Creditors.............................  6
   Section 3.3.      Acknowledgment of Guarantees......................  6
   Section 3.4.      Additional Lenders................................  6

Section 4.        Miscellaneous........................................  6
   Section 4.1.      Entire Agreement..................................  6
   Section 4.2.      Notices...........................................  7
   Section 4.3.      Successors and Assigns............................  7
   Section 4.4.      Consents, Amendment, Waivers......................  7
   Section 4.5.      Governing Law.....................................  7
   Section 4.6.      Counterparts......................................  7
   Section 4.7.      Severability......................................  7
   Section 4.8.      Expenses..........................................  7

Signature Page.........................................................  8

                            INTERCREDITOR AGREEMENT

       INTERCREDITOR AGREEMENT dated as of November 1, 1996 among BANK OF AMERICA ILLINOIS (the "Lender"), THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, MONY LIFE INSURANCE COMPANY OF AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY, THE FRANKLIN LIFE INSURANCE COMPANY, THE CANADA LIFE ASSURANCE COMPANY and MODERN WOODMEN OF AMERICA (each institution is referred to herein as a "1992 Noteholder" and the institutions are collectively referred to as the "1992 Noteholders") and JACKSON NATIONAL LIFE INSURANCE COMPANY, PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, UNITED OF OMAHA LIFE INSURANCE COMPANY and SECURITY FIRST LIFE INSURANCE COMPANY (each institution is referred to herein as a "1996 Noteholder" and the institutions are collectively referred to herein as the "1996 Noteholders"; the 1996 Noteholders, the 1992 Noteholders and the Lender and each of the additional Persons, if any, that become a party hereto as contemplated by (S)3.4 hereof (each such Person is referred to as an "Additional Lender") are individually referred to herein as a "Creditor" and are collectively referred to herein as the "Creditors").

                               R E C I T A L S:

       A. Under and pursuant to the separate and several Senior Note Purchase Agreements each dated as of November 1, 1996 (collectively, the "1996 Note Agreements"), among International House of Pancakes, Inc., a Delaware corporation (the "Borrower"), IHOP Corp., a Delaware corporation ("Holdings") and each of the 1996 Noteholders, the Borrower has issued and sold to the 1996 Noteholders $35,000,000 aggregate principal amount of its 7.42% Senior Notes, Due November, 2008 (the "1996 Notes").

       B. Under and pursuant to the separate and several Senior Note Purchase Agreements each dated as of November 19, 1992 (collectively, as amended the "1992 Note Agreements"), among the Borrower, Holdings and each of the 1992 Noteholders, the Borrower has issued and sold to the 1992 Noteholders $32,000,000 aggregate principal amount of its 7.79% Senior Notes, Due November, 2002 (the "1992 Notes").

       C. Under and pursuant to that certain Letter Agreement dated as of June 30, 1993 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Bank Credit Agreement") among the Borrower, Holdings, and the Lender, the Lender has made available to the Borrower certain credit facilities in a current aggregate principal amount up to $20,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

       D. In connection with the execution of the 1992 Note Agreements and as security for the 1992 Notes issued thereunder, IHOP Realty Corp., IHOP Properties, Inc. and IHOP Restaurants, Inc., (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") each of which is a wholly-owned subsidiary of the Borrower, have guaranteed to the 1992 Noteholders the payment of the principal of, premium, if any, and interest on the 1992 Notes and payment and performance of all other obligations of the Borrower under the 1992 Note Agreements under the Subsidiary Guarantee dated as of November 19, 1992 executed by IHOP Realty Corp., the Subsidiary Guarantee dated as of December 29, 1993 executed by IHOP Properties, Inc., and the Subsidiary Guarantee dated as of December 29, 1993 executed by IHOP Restaurants, Inc. (as such agreements may be modified, amended, renewed or replaced, including any increase in the amount thereof, individually, a "1992 Noteholder Guaranty" and collectively, the "1992 Noteholder Guarantees").

       E. In connection with the execution of the Bank Credit Agreement and as support for the Loans made thereunder, the Subsidiary Guarantors have guaranteed to the Lender the payment of the Loans and all other obligations of the Borrower under the Bank Credit Agreement under the Subsidiary Guarantee dated as of June 30, 1993 executed by IHOP Realty Corp., the Subsidiary Guarantee dated as of December 29, 1993 executed by IHOP Properties, Inc., and the Subsidiary Guarantee dated as of December 29, 1993 executed by IHOP Restaurants, Inc. (as such agreements may be modified, amended, renewed or replaced, including any increase in the amount thereof, individually, a "Lender Guaranty" and collectively, the "Lender Guarantees").

       F. Each Subsidiary Guarantor is entering into a Guaranty Agreement (individually, a "1996 Noteholder Guaranty" and collectively, the "1996 Noteholder Guarantees") dated as of the date hereof pursuant to which each Subsidiary Guarantor shall guarantee to the 1996 Noteholders the payment of the principal of, premium, if any, and interest on the 1996 Notes and the payment and performance of all other obligations of the Borrower under the 1996 Note Agreements. The Lender Guarantees, the 1992 Noteholder Guarantees, the 1996 Noteholder Guarantees and the Additional Permitted Subsidiary Guarantees, if any, are each hereinafter referred to individually, as a "Subsidiary Guaranty" and collectively, as the "Subsidiary Guarantees."

       G. Each of the Creditors desires to provide for their respective rights in respect of the Subsidiary Guarantees and certain collections from the Subsidiary Guarantors and to make certain other commitments and undertakings in connection with the 1992 Note Agreements, the Bank Credit Agreement, the 1996 Note Agreements, the Additional Debt Facility Agreements, if any, the Subsidiary Guarantees, the obligations incurred by the Subsidiary Guarantors under such agreements and the rights of the Creditors under such agreements.

       H. The 1992 Noteholders, the Lender, and the 1996 Noteholders hereby contemplate that in the event that any of the Subsidiary Guarantors execute and deliver an Additional Permitted Subsidiary Guarantee, the beneficiary of such Additional Permitted Subsidiary Guarantee shall become a party to this Agreement upon compliance with the terms and conditions set forth in (S)3.4 hereof.

       Now, Therefore, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree a follows:

SECTION 1.    DEFINITIONS.

     The following terms shall have the meanings assigned to them below in this
(S)1 or in the provisions of this Agreement referred to below:

     "Additional Debt Facility" shall mean Debt of the Borrower which is guaranteed by an Additional Permitted Subsidiary Guarantee.

     "Additional Debt Facility Agreement" shall mean the agreement executed and delivered by the Borrower and the Additional Lenders evidencing the Additional Debt Facility.

     "Additional Lender" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "Additional Permitted Subsidiary Guarantees" shall mean those Guarantees delivered by any Subsidiary Guarantor which guarantees any of the Borrower's Guaranteed Obligations the beneficiaries of which are or become a party to, and thereby agree to undertake and perform the duties, rights and obligations of a party under, the Intercreditor Agreement.

     "Bank Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

     "Bankruptcy Proceeding" shall mean, with respect to any person, a general assignment of such person for the benefit of its creditors, or the institution by or against such person of any proceeding seeking relief as debtor, or seeking to adjudicate such person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such person or for any substantial part of its property.

     "Borrower" shall have the meaning assigned thereto in the Recitals hereof.

     "Borrower's Guaranteed Obligations" shall mean all principal of, premium, if any, and interest on, the 1996 Notes, the 1992 Notes, the Loans and the Additional Debt Facilities, if any, and all other obligations of the Borrower under or in respect of the 1996 Notes, the 1992 Notes, the Loans and the Additional Debt Facilities, if any, under the 1996 Note Agreements, the 1992 Note Agreements, the Bank Credit Agreement and the Additional Debt Facility Agreements and any other obligations of the Borrower to the Creditors which are guaranteed by the Subsidiary Guarantees; provided that any amount of such Borrower's Guaranteed Obligations which is not allowed as a claim enforceable against the Borrower in a Bankruptcy Proceeding under applicable law shall be excluded from the computation of "Borrower's Guaranteed Obligations" hereunder.

     "Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "Excess Guaranty Payment" shall mean as to any Creditor an amount equal to the Guaranty Payment received by such Creditor less the Pro Rata Share of Guaranty Payments to which such Creditor is then entitled.

     "Guaranty Payment" shall have the meaning assigned thereto in (S)2.

     "Lender" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "Lender Guaranty" and "Lender Guarantees" shall have the meanings assigned thereto in the Recitals hereof.

     "Loans" shall have the meaning assigned thereto in the Recitals hereof.

     "1992 Note Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "1996 Note Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "1992 Noteholder" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "1996 Noteholder" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "1992 Noteholder Guaranty" and "1992 Noteholder Guarantees" shall have the meanings assigned thereto in the Recitals hereof.

     "1996 Noteholder Guaranty" and "1996 Noteholder Guarantees" shall have the meanings assigned thereto in the Recitals hereof.

     "1992 Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "1996 Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "Pro Rata Share of Guaranty Payments" shall mean as of the date of any Guaranty Payment to a Creditor under any Subsidiary Guaranty an amount equal to the product obtained by multiplying (x) the amount of all Guaranty Payments made by the Subsidiary Guarantors to all Creditors concurrently with the payments to such Creditor less all reasonable costs incurred by such Creditors in connection with the collection of such Guaranty Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Borrower's Guaranteed Obligations (without giving effect in the denominator to the application of any such Guaranty Payments).

     "Receiving Creditor" shall have the meaning assigned thereto in (S)2.

     "Specified Amount" shall mean as to any Creditor the aggregate amount of the Borrower's Guaranteed Obligations owed to such Creditor.

     "Subsidiary Guarantor" and "Subsidiary Guarantors" shall have the meanings assigned thereto in the Recitals hereof.

     "Subsidiary Guaranty" and "Subsidiary Guarantees" shall have the meanings assigned thereto in the Recitals hereof.

SECTION 2.    SHARING OF RECOVERIES.

     Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor) made pursuant to the terms of any Subsidiary Guaranty (a "Guaranty Payment") (x) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any Subsidiary Guarantor or the Borrower or (y) following the acceleration of the 1996 Notes, the 1992 Notes or the Loans or the acceleration of any other Borrower's Guaranteed Obligation, shall be shared so that each Creditor shall receive its Pro Rata Share of Guaranty Payments. Accordingly, each Creditor hereby agrees that in the event (a) an event described in clauses (x) or (y) above shall have occurred, (b) any Creditor shall receive a Guaranty Payment (a "Receiving Creditor"), and (c) any other Creditor shall not concurrently receive its Pro Rata Share of Guaranty Payments from the same Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Guaranty Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this (S)2) each Creditor shall have received its Pro Rata Share of Guaranty Payments.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of 1996 Notes, 1992 Notes, Loans or Additional Debt Facility, if any, as the case may be, to the extent necessary to cause such Creditor to share such Excess Guaranty Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Guaranty Payment or part thereof is thereafter recovered from such Receiving Creditor by any Subsidiary Guarantor (including, without limitation, by any trustee in bankruptcy of any Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Guaranty Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Guaranty or avail itself of any recourse by resort to any property of the Borrower or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

SECTION 3.    AGREEMENTS AMONG THE CREDITORS.

     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from any Subsidiary Guarantor on, any Borrower's Guaranteed Obligation of the Borrower to such Creditor or from instituting legal action against the Borrower or any Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Borrower's Guaranteed Obligation, but any funds received from any Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Borrower or any Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of any Borrower's Guaranteed Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Borrower or any Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Borrower or any Subsidiary Guarantor to the Creditors.

     Section 3.3. Acknowledgment of Guarantees. The Lender hereby expressly acknowledges the existence of the 1992 Noteholder Guarantees and the 1996 Noteholder Guarantees. The 1992 Noteholders hereby expressly acknowledge the existence of the Lender Guarantees and the 1996 Noteholder Guarantees. The 1996 Noteholders hereby expressly acknowledge the existence of the Lender Guarantees and the 1992 Noteholder Guarantees.

     Section 3.4. Additional Lenders. Additional Persons may become "Creditors" hereunder by executing and delivering to each of the then existing Creditors (i) a copy of this Agreement so executed and (ii) a copy of the agreement or documents pursuant to which such Person becomes a creditor of the Borrower and of any Subsidiary Guarantor. Accordingly, upon the execution and delivery of such copy of this Agreement by any such Person, such Person shall, upon the acknowledgement of the then existing Creditors, thereinafter become a Creditor for all purposes of this Agreement.

SECTION 4.    MISCELLANEOUS.

     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the 1996 Note Agreements, the 1992 Note Agreements, the Bank Credit Agreement or the Additional Debt Facility Agreements, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Borrower's Guaranteed Obligations, and the term "Creditor" shall include any such subsequent holder of Borrower's Guaranteed Obligations, wherever the context permits.

     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

     Section 4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.7. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 4.8. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                       BANK OF AMERICA ILLINOIS, this Lender


                                       By /s/ Gina M. West
                                          ----------------
                                            Vice President


                                       THE MUTUAL LIFE INSURANCE COMPANY OF
                                         NEW YORK, a 1992 Noteholder


                                       By /s/ Suzanne E. Walton
                                          ---------------------
                                            Managing Director


                                       MONY LIFE INSURANCE COMPANY OF
                                         AMERICA, a 1992 Noteholder


                                       By /s/ Suzanne E. Walton
                                          ---------------------
                                            Authorized Agent


                                       THE MANUFACTURERS LIFE INSURANCE
                                         COMPANY, a 1992 Noteholder


                                       By /s/ Richard R. Davis
                                          --------------------
                                            Portfolio Manager -
                                            High Yield Securities


                                       THE FRANKLIN LIFE INSURANCE COMPANY,
                                         a 1992 Noteholder


                                       By /s/ Julia S. Tucker
                                          -------------------
                                            Investment Officer

                                       THE CANADA LIFE ASSURANCE COMPANY, a
                                         1992 Noteholder


                                       By      /s/ Brian J. Lynch
                                         ----------------------------------
                                               Associate Treasurer


                                       MODERN WOODMEN OF AMERICA, a 1992
                                         Noteholder


                                       By       /s/ G. E. Stoefen
                                         ----------------------------------
                                                Director, Treasurer
                                              and Investment Manager


                                       JACKSON NATIONAL LIFE INSURANCE
                                         COMPANY, a 1996 Noteholder

                                       By: PPM AMERICA, INC., as Agent


                                           By        /s/ David Brett
                                             ------------------------------
                                                     Vice President



                                       PHOENIX HOME LIFE MUTUAL INSURANCE
                                         COMPANY, a 1996 Noteholder


                                       By        /s/ Keith Robbins
                                         ----------------------------------
                                                   Vice President

                                       UNITED OF OMAHA LIFE INSURANCE
                                        COMPANY, a 1996 Noteholder


                                       By   /s/ Edwin H. Garrison, Jr.
                                         ---------------------------------------
                                            First Vice President



                                       SECURITY FIRST LIFE INSURANCE COMPANY,
                                        a 1996 Noteholder


                                       By   /s/ R.J. Ritchie
                                         ---------------------------------------
                                            Director -- U.S. Fixed Income


                                       By   /s/ Ruth Ann McConkey
                                         ---------------------------------------
                                            Manager -- U.S. Fixed Income



                                       [ADDITIONAL LENDER]


                                       By_______________________________________

                                            Its_________________________________



   The undersigned hereby acknowledge and agree to the foregoing Agreement.


                                       INTERNATIONAL HOUSE OF PANCAKES, INC.


                                       By   /s/ Mark D. Weisberger
                                         ---------------------------------------
                                            Vice President -- Legal


                                       IHOP CORP.


                                       By   /s/ Mark D. Weisberger
                                         ---------------------------------------
                                            Vice President -- Legal

                                            IHOP REALTY CORP.


                                            By   /s/ Mark D. Weisberger
                                              ----------------------------------
                                                 Vice President -- Legal



                                            IHOP PROPERTIES, INC.


                                            By   /s/ Mark D. Weisberger
                                              ----------------------------------
                                                 Vice President -- Legal



                                            IHOP RESTAURANTS, INC.


                                            By   /s/ Mark D. Weisberger
                                              ----------------------------------
                                                 Vice President -- Legal